Improving the lives of hospitalized patients
Cadence Pharmaceuticals
Analyst and Investor Day
Millennium Broadway Hotel
New York City
December 6, 2012
© 2012 Cadence Pharmaceuticals, Inc. All rights reserved.
Exhibit 99.1

This presentation includes forward-looking statements, which are based on our current beliefs and expectations. Such statements include, without limitation, statements regarding: the anticipated U.S. market opportunity for OFIRMEV; our financial estimates and projections; our expectations regarding growth in customer base, market base, order rates and market penetration, and their ability to drive revenue growth for OFIRMEV; physician projections regarding OFIRMEV utilization in surgical inpatients and the average number of doses to be administered to patients; statements regarding the prospects for approval by the FTC and DOJ of our settlement with Perrigo Company, and for ultimately receiving any payments under that settlement from Perrigo; our confidence in the strength of the patents covering
OFIRMEV and ability to prevail in the ongoing intellectual property litigation against Exela PharmaSci and its affiliates;  the sustainability of our core business; the sufficiency of our capital resources to fund our operations; and our ability to execute our strategies for acquiring, in-
licensing, developing and commercializing proprietary products principally for use in the hospital setting.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Our actual future results may differ materially from our current expectations due to the risks and uncertainties inherent in our business. In addition, past results and trends may not be indicative or a guarantee of future results or trends. These risks include, but are not limited to: our dependence on the successful commercialization of OFIRMEV, which is our only product; our ability to achieve broad market acceptance and generate revenues from sales of OFIRMEV; our dependence on our contract manufacturers and our ability to ensure an adequate and continued supply of OFIRMEV to meet market demand; our ability to successfully enforce our marketing exclusivities and intellectual property rights, and to defend the patents covering OFIRMEV, including our current patent litigation; the potential that we may be required to continue patent litigation for substantial lengths of time, file additional lawsuits to defend our patent rights from challenges by Exela or other companies that may submit ANDAs for generic versions of OFIRMEV, and the substantial costs associated with such lawsuits;
potential product liability exposure; the risk that we may not be able to raise sufficient capital when needed, or at all; and other risks detailed under “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the period ended December 31, 2011, and our other filings made with the Securities and Exchange Commission from time to time.
All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of
Section 21E of the Private Securities Litigation Reform Act of 1995 and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.
Caution on forward-looking statements
CADENCE ® , OFIRMEV ® and the Cadence and OFIRMEV logos are trademarks of Cadence Pharmaceuticals, Inc.
© 2012 Cadence Pharmaceuticals, Inc. All rights reserved.

Agenda
Introductory Remarks
Theodore R. Schroeder, President & CEO
Cadence Pharmaceuticals
OFIRMEV: Driving Sustainable Growth
Scott A. Byrd, Senior Vice President, Chief Commercial Officer
Cadence Pharmaceuticals
Clinical Experience with OFIRMEV
David Cziperle, M.D.
Clinical Assistant Professor of Thoracic and Cardiovascular Surgery at Loyola University
Q&A
Multi-modal Pain Management: Potential to Improve the Cost and Quality of Care
Robert Ang, M.D., Vice President, Medical Affairs
Cadence Pharmaceuticals
Pain Management; A Hospital Pharmacist’s Perspective
John Marshall, PharmD, BCPS
Clinical Pharmacy Coordinator-Critical Care, Beth Israel Deaconess Medical Center
Q&A Panel
Closing Remarks
Theodore R. Schroeder, President & CEO

OFIRMEV
®
product overview
OFIRMEV
®
(acetaminophen) injection
A non-NSAID, non-opioid IV antipyretic / analgesic agent
Approved by FDA on November 2, 2010
Approved for:
– Mild to moderate pain
– Moderate to severe pain with adjunctive opioid
analgesics
– Fever
– Approved for use in adults and children 2 years of
age and older

5
OFIRMEV is contraindicated in patients with severe hepatic impairment, severe active liver disease or with known hypersensitivity to acetaminophen or to any of the excipients in the formulation.
Acetaminophen should be used with caution in patients with the following conditions:
hepatic impairment or active hepatic disease, alcoholism, chronic malnutrition, severe hypovolemia, or severe renal impairment.
Do not exceed the maximum recommended daily dose of acetaminophen. Administration of acetaminophen by any route in doses higher than recommended may result in hepatic injury, including the risk of severe hepatotoxicity and death.
OFIRMEV should only be administered as a 15 minute intravenous infusion.
Discontinue OFIRMEV immediately if symptoms associated with allergy or hypersensitivity occur. Do not use in patients with acetaminophen allergy.
The most common adverse reactions in patients treated with OFIRMEV were nausea, vomiting, headache, and insomnia in adult patients and nausea, vomiting, constipation, pruritus, agitation, and atelectasis in pediatric patients.
The antipyretic effects of OFIRMEV may mask fever in patients treated for post-surgical pain.
To report SUSPECTED ADVERSE REACTIONS, contact Cadence Pharmaceuticals Inc. at 1-
877-MIS-CADX (1-877-647-2239) or FDA at 1-800-FDA-1088 or www.fda.gov/medwatch.

OFIRMEV
®
important safety information

OFIRMEV: Driving Sustainable Growth Scott A. Byrd Senior Vice President, Chief Commercial Officer Cadence Pharmaceuticals

7 Launch, Growth, Expansion: building blocks

Stage III
Increase Doses Per
Patient
Stage II
Broaden Physician
Utilization
Stage I
Create Access
Launch, Growth, Expansion: promotional effort
ED
Onco
(Acute
Pain)
Quality/
Administration
Burn/
Trauma
ICUs
RPh
ASA
Surg
Gen
Card
Neuro
Ortho
Ob/
Gyn
Other

Hospitals continue to add OFIRMEV to formulary
– Formulary adoption exceeded company projections
– Over 400 hospitals added OFIRMEV in 2012, for a total of over 2,000 formulary approvals through Sep 2012
Launch Performance: rapid formulary penetration
Source: Cadence Internal Data

Significant and continuous growth in new customers
Launch Performance:
significant growth in new customers
Source: Source Healthcare Analytics, Source®
PHAST Institution, Oct 23, 2012.
• 10% growth in unique accounts ordering OFIRMEV in Q3 vs. Q2
• Growth driven by hospital adoption

Launch Performance:
rapid penetration of perioperative pain management
Source:
Premier Hospital Database, report provided by Premier Research Services Nov. 9, 2012
Analysis of patient discharge data
Sample includes over 400 hospitals representing approximately 4.5M surgical patient discharges/year

Launch Performance:
increasing utilization per patient
Source:
Premier Hospital Database, report provided by Premier Research Services Nov. 9, 2012
Analysis of patient discharge data
Sample includes over 400 hospitals representing approximately 4.5M surgical patient discharges/year

OFIRMEV sales continue to accelerate
• Annualized October ‘12 sales     $73M
Launch Performance:
significant sales growth through Oct 2012
Source: Source Healthcare Analytics, Source® PHAST
Institution,
Nov 21, 2012.

Launch Performance:
top-tier revenue growth during first 2 years of launch
Source: Source Healthcare Analytics, Source® PHAST Institution. Cubist Pharmaceuticals, Inc. Form 10-Q reports.
Based on Cadence comparison to other selected product launches in hospital market over period Mar 2006 – Oct 2012.
OPAT utilization from Cubist Corporate Presentation, Cubist.IP.9.06.
** Cubicin monthly sales are averaged within each quarter
OFIRMEV hospital sales growth compares favorably vs. recent hospital launches despite significantly lower price.

Launch Performance:
top-tier revenue growth during first 2 years of launch
Source: Source Healthcare Analytics, Source® PHAST Institution. Cubist Pharmaceuticals, Inc. Form 10Q reports.
Based on Cadence comparison to other selected product launches in hospital market over period Mar 2006 – Oct 2012.
OPAT utilization from Cubist Corporate Presentation, Cubist.IP.9.06.
** Cubicin monthly sales are averaged within each quarter
OFIRMEV hospital sales growth compares favorably vs. recent hospital launches despite significantly lower price.

Achieving Sustainable Growth: market dynamics
*Awareness, Trial, Usage (ATU) study conducted by GfK Healthcare, May 2012 (n=180 surgeons and anesthesiologists)
Headwinds
– Hospital silo management
– Hospital budget pressures
Tailwinds
– CMS and Joint Commission focus on quality of pain management
• Value Based Purchasing Program, HCAHPS
• Joint Commission Sentinel Event Alert “Safe Use of Opioids”
– Positive physician and nurse experience with OFIRMEV
• 98% of physicians surveyed reported that OFIRMEV’s efficacy met or exceeded their expectations*
• 2 of 3 indicate they are very likely to recommend to colleagues*
– Growing base of positive local data (clinical and economic)

Achieving Sustainable Growth: commercial strategy
Broaden and deepen post-op pain utilization
– Increase penetration of surgeon user base
– Continue to improve ease of use (stocking at point of care, standing orders, etc.)
– Increase initiatives with front line caregivers– nurses and physician assistants
Expand into non-operative acute pain management
– Non-operative acute pain management estimated to represent 30-40% of IV analgesic use
– Non-operative applications currently account for only about 10% of
OFIRMEV use
Demonstrate that multi-modal pain management may be a key
solution to the economic and quality squeeze being experienced by hospitals

18 Long Term Growth Opportunity: three key drivers Share of Patients Doses per Patient Price Significant and sustainable future growth

Perioperative Pain
Population
Long Term Opportunity: ketorolac as a case study
Limitations of NSAIDs
Benchmarking potential future use of OFIRMEV against ketorolac utilization
OFIRMEV Eligible
Population
NSAID
Treated
Population
Perioperative Pain Population
Contraindications/ Boxed Warnings:
Patients receiving aspirin or
NSAIDs
Nursing mothers & labor/delivery
Active or history of peptic
ulcers or GI bleeding
Advanced renal impairment
Prophylactic analgesic prior to
major surgery
High Risk of Bleeding

Long Term Opportunity: share of patients
Physicians project OFIRMEV to be much more broadly utilized than NSAIDs
Sources:
* Premier Hospital Database, report provided by Premier Research Services Nov 9, 2012
**Awareness, Trial, Usage (ATU) study conducted by GfK Healthcare, May 2012 (n=180 surgeons and anesthesiologists)
Question:  Thinking ahead  to 3 years from now, what proportion of your surgical procedures do you expect to include the use of OFIRMEV?

Long Term Opportunity: doses per patient
Physicians project significant increases in doses per patient
Source:  Awareness, Trial, Usage Study conducted by GfK Healthcare, May 2012
Question 1: When you use OFIRMEV, how many vials are you using per one typical surgical procedure?
Question 2: How many vials of OFIRMEV do you expect to use per one typical surgical procedure 3 years from now?

22 Long Term Growth Opportunity: three key drivers Share of Patients Doses per Patient Price Significant and sustainable future growth

David J. Cziperle, M.D., FACS American Board of Surgery American Board of Thoracic Surgery

31 Thoracic and Cardiovascular Surgeons 3 Vascular Surgeons 3500 annual Cardiac Procedures 4000 annual Thoracic/Vascular Procedures

22 Hospitals 21 Community Based Hospitals 1 University Based Hospital Practice Area Encompasses 3 States and a 250 Mile Geographic Radius Multiple Healthcare Systems

Late 2010
I was contacted by a senior pharmaceutical representative
regarding a new product “Intravenous Acetaminophen”
Initial contact  was approximately 5 minutes
Subsequent contact was approximately 90 minutes

My Initial Response
What’s the big deal….acetaminophen has been around
since the 1950s?
Why hasn’t an intravenous product been available?
Does it really work?
Is it safe?
Why should I use it instead of the traditional oral and
rectal acetaminophen products?
How much does it cost?

What I Subsequently Learned
OFIRMEV is the only drug of its kind.  A new class of  Non-Opioid, Non-
NSAID intravenous analgesic.  Approved for use in adults and children greater than 2 years of age.  Also utilized to treat fever.
Used in Europe as PERFALGAN since 2002
Over 400 million doses utilized in 60 countries prior to US approval
A well established safety profile
Traditional utilization of oral and rectal acetaminophen has substandard and unpredictable absorption that translates into an ineffective patient treatment response
Cost approximately $10.80 per dose

Early 2011
November 2010 presentation to Cadence Pharmaceutical
management team regarding daily clinical practice of a
Thoracic and Cardiovascular Surgeon
Opened a dialogue about potential OFIRMEV utilization in
patients undergoing Thoracic and Cardiovascular Surgical
Procedures

Traditional Analgesic Experience
Pain ….The Fifth Vital Sign
Patients who experience severe pain have a prolonged
recovery time and an increased risk of complications
Utilize narcotics/opioids for pain treatment
Narcotic related side effects are to be expected

Traditional Pain Treatment
Paradigm
Mild Pain……………Administer Narcotics/Opioids
Moderate Pain…….Administer More Narcotics/Opioids
Severe Pain…………Administer increasing doses of
Narcotics/Opioids. Consider sustained
release products/Epidural/PCA

2004 ASA Task Force
Recommended a multi-modality pain management
strategy
Slow to gain traction as Traditional Pain Management
Paradigm was well entrenched
Surgeons continued to rely on narcotics/opioids as the
foundation of pain management
Surgeons began to embrace pain pumps/local nerve
blocks/NSAIDs
Surgeons primarily focused on live patient discharges with
little emphasis on patient satisfaction

2012 Pain Treatment Paradigm
Mild Pain……………Administer Non-Narcotic/Non-Opioid
(OFIRMEV)
Moderate Pain…….Administer Non-Narcotic/Non-Opioid
(OFIRMEV)  Consider other Non-Narcotic/Non-Opioid
agents and techniques
Severe Pain…………Administer Narcotic/Opioids as an
adjunct to a foundation of Non-Narcotic/Non-Opioids
(OFIRMEV)

OFIRMEV…A New Product

Before Utilizing the First Dose
Physician exposure to the OFIRMEV clinical studies.
Outstanding improvement in patient satisfaction scores
coupled with decreased narcotic consumption in multiple
studies across multiple surgical specialties
Well Established Safety Profile
World-Wide Experience
Low Cost Per Dose
Obtaining Hospital Formulary Approval

Hospital Formulary Process
A Formal Process
Can be complicated with many potential pitfalls
Potential Restrictions to
Utilization….Surgeons/Anesthesiologists/NPO status/Not
Automatic Renewal
Committee
Members…...Physicians/Pharmacists/Administrators
IF YOU CANNOT PASS THE FORMULARY
PROCESS…..THE PRODUCT IS DOOMED!!!!!

Post-Formulary Approval The Initial Physician Experience Is OFIRMEV Effective? Ease of Administration Positive Patient Feedback Positive Nursing Feedback Any Adverse Effects?

Post-Formulary Approval
Initial Pharmacy Experience
Is there Physician interest in OFIRMEV?
Is OFIRMEV being utilized responsibly?
Impact of OFIRMEV on Pharmacy budget
Ordering/Storage/Distribution Issues
Is OFIRMEV placed at point of use or is it hidden in the
basement?
Institution Trial Impact Studies….Does OFIRMEV meet
expectations?

Navigating Through Pharmacy
Issues
Physician-Patient care relationship is paramount
Physicians must use OFIRMEV responsibly
Physician as educator of
Pharmacists/Administrators/Nursing Staff/Medical Staff
Persistence

December 2012
OFIRMEV Personal Experience
Approaching 18-24 months of clinical experience
Utilized in every patient unless contraindicated
Initial dose administered in the  operating room
Duration of Use 24-48 hours (4-8 doses per patient)
Part of Standing Orders
No adverse effects noted to date
Good Patient Satisfaction Scores

December 2012
OFIRMEV Personal Experience
Many patients no longer receive narcotics/opioids
Selected patients bypass the PACU
Generally, Decreased Length of Stay
Overall Decreased use of Pain Pumps/Epidurals/PCAs
EMR/CPOE Best Practice Guidelines
OFIRMEV has been added to Orthopedic/Bariatric/General
Surgery/Plastic Surgery/Neurosurgery/Thoracic and
Cardiovascular standing order sets. Exceptional outcome
across 250 mile practice radius across multi-specialties

The Future…Beyond 2012
Impact of August 2012 Joint Commission Sentinel Event
Alert Regarding Safe Use of Opioids in Hospitals
HCAHPS……….Hospital Consumer Assessment of
Healthcare Providers and Systems
Affordable Care Act of 2010……..Hospital Reimbursements
Based on HCAHPS Scores
Physician Reimbursement Based on “Report Cards”

NEXT STEPS
Physician Education regarding multimodal pain
management strategy and utilization of OFIRMEV to
decrease narcotic/opioid consumption
Hospital CEO/CFO/administration education regarding
Budget Impact Model utilizing multimodal pain
management to achieve narcotic/opioid reduction and
reduce adverse effects
The Joint Commission/HCAHPS/Affordable Care Act are
here to stay

NEXT STEPS
Hospital CEO/CFO acceptance of increased Pharmacy
costs due to OFIRMEV utilization in order to achieve
potential cost reduction benefit to the institution from
better patient satisfaction scores and decreased
narcotic/opioid utilization
Incorporation of OFIRMEV in best practice pattern subset
standing physician orders in EMR/CPOE systems
Achieving any of the above “Next Steps” should lead to an
increase in OFIRMEV utilization

Multimodal Pain Management: Potential to Improve the Cost and Quality of Care Dr. Robert Ang, MD MBA Vice President, Medical Affairs Cadence Pharmaceuticals

Opioids: frequent adverse events
Type of Opioid-
Related Adverse
Event
Incidence Following:
PCA
Opioids
IM or IV Bolus
Opioids
Gastrointestinal 37.1% 28.2%
Central nervous
system
33.9% 75.9%
Pruritus 14.7% 13.9%
Urinary retention 16.4% 4.1%
Respiratory
depression
1.8% 2.4%
Source: Oderda G. Pharmacotherapy 2012;32(9 Suppl):6-11

Opioids: considerable costs of related adverse events
Estimated Per-Patient Cost Increase by
Opioid-Related Adverse Event Type
Ileus data from Simons R, et al. Reg Anesth Pain Med 2009; PS3:17; all other data from Oderda GM, et al. J Pain Symptom
Manage 2003 Mar;25(3):276-83. Inflation adjustment uses cost increases for inpatient hospital services.

Avoidance of Opioid-Related Adverse
Events May Reduce Hospital Costs
Retrospective analysis of >180,000 surgical inpatients utilizing the Premier Research Database, patients undergoing open/lap colectomy, lap cholecystectomy, hysterectomy and total hip replacement
Case matching used +/- 3 years of age, gender and APR severity of illness
Oderda GM, et al. Poster presented at 2011 Midyear Clinical Meeting of ASHP, New Orleans

The Joint Commission Sentinel Event Alert
Source: The Joint Commission Sentinel Event Alert. Safe use of opioids in hospitals. Issue 49; August 8, 2012.
•
What is a Sentinel Event?
– Definition: an unexpected occurrence
involving death or serious physical or
psychological injury, or the risk thereof
– Sentinel Event Alerts issued to compel
immediate investigation and response
•
New Alert:
“Safe
use of opioids in
hospitals”
– Recommendations for pain management in
order to avoid opioid overdose
– Provide numerous actions that can be taken to
avoid opioid-related adverse events
–
Endorses the use of non-opioids as a first
line approach to minimize opioid
consumption

Inpatient Budget Impact Model
Use:
Proprietary, unbranded disease-state
awareness tool for population-based
decision makers only
Data Inputs:
•
Prepopulated (though customizable):
o
surgical procedure volume;
o
opioid-related adverse event
incidence rates (e.g. PONV,
ileus, respiratory depression);
and
o
adverse event incidence costs.
•
Facility’s goal for % opioid reduction
•
Relationship between opioid
reduction and adverse event
incidence reduction

Inpatient Budget Impact Model: Outputs
Model Outputs:
The model illustrates the
estimated budget impact
in several ways, providing
users with both high-level
and department-specific
summaries.
Potential overall savings
are displayed as:
- annual cost savings,
- cost savings per stay, or
- cost savings per
procedure.

Note: Opioid consumption reduction is highly dependent on clinical trial design, and the clinical consequence of any amount of opioid consumption reduction may not have been evaluated or demonstrated in a given trial.
IV Acetaminophen and Opioid Consumption
Sources: 1. Sinatra et al., Anesthesiology 2005; 102(4): 822-831; 2. Memis et al., J Critical Care 2010;25(3):458-462;
3. Data on file, Cadence Pharmaceuticals, Inc. ; 4. Atef et al., Eur Arch Otorhinolaryngol 2008; 265(3): 351-3555.

JOHN MARSHALL, PHARMD, BCPS
CLINICAL COORDINATOR – CRITICAL CARE
BETH ISRAEL DEACONESS MEDICAL CENTER
ADJUNCT ASSOCIATE PROFESSOR OF CLINICAL
PHARMACY
MASSACHUSETTS COLLEGE OF PHARMACY AND
HEALTH SCIENCES
BOSTON MA
IV Acetaminophen – A Hospital
Pharmacy Perspective

Improve the Health & Well-Being
Of Patients, Families, Employees & Physicians
Through Innovative Clinical Care, Education, & Research
System
Advance as a system of care
Clinical
Care
Education
Research
People
Engage and develop
our people every day
Fiscal Year 2013
BIDMC
Operating Plan
True
North
Grow and enhance a market-leading system of care…
…that delivers the highest value…
…by creating and sustaining a culture of continuous improvement…
…through engagement, development, and support of our
employees, physicians, patients & families
• Develop,
standardize, improve
transitions among
sites of care
• Respond effectively
to the needs of our
network and
affiliates
• Achieve optimal
alignment between
physicians &
hospitals
• Enhance wellness
and safety
• Promote & support a
culture of service
excellence and
continuous
improvement
• Optimize & support
learning &
development

For new drugs, it can be easy for pharmacy decision makers to think like this…

BIDMC Pharmacy
BIDMC Pharmacy
Silo Mentality
Silo Mentality
Thinks: “Am I
improving patient
care?”
“The best care is always
the cheapest care”
Thinks: “Am I
improving drug use?”
“I need to keep my
drug budget as small
as possible”
What makes BIDMC different?

The anatomy of a drug’s approval and subsequent use at a hospital

Pharmacokinetics
Reaches 70% higher concentration (Cmax) than oral acetaminophen in first 15 minutes, but overall AUC after 1 dose was the same.
Product information Cadence Pharmaceuticals, ofirmev.com

Better pain control Better pain relief with IV acetaminophen compared to placebo (under standard of care) Sinatra et al. Anesthesiology. 2005;102:822-831.

Opioid Reduction Effect Less opioids required when IV acetaminophen is used compared to placebo (under standard of care) Sinatra et al. Anesthesiology. 2005;102:822-831.

Opioid reduction
This is an extremely attractive possibility with IV
acetaminophen
Sentinel Event Alert (Joint Commission)
Goal to reduce opioid side effects
Post operative nausea/vomiting
Postoperative ileus
Delirium/Over-sedation

Why did BIDMC add OFIRMEV to formulary?
IV acetaminophen was brought forth by critical care
physicians
There remains an unmet need in optimizing pain control
in the hospital setting
The American Society of Anesthesiologists recommends a
multi-modal approach to pain management
It was thought that being able to utilize IV
acetaminophen would also reinvigorate the use of PO
acetaminophen as an analgesic

IV acetaminophen approval
IV acetaminophen was approved for use in patients who
are unable to tolerate oral routes of acetaminophen
No formal (IT) restrictions were placed on the ordering or
duration of therapy

FY 2012 purchases

Overall use – PACU vs. Inpatient 48% of utilization is for patients admitted to the general ward/ICU 52% of utilization is in the Post Anesthesia Care Unit (PACU)

Inpatient use

Inpatient use - analgesia
Average age of patients: 60
Average number of doses per patient: 6
84% also receiving opioids
Utilization as a multi-modal agent
24% also receiving NSAIDs (ibuprofen, ketorolac)

Most common settings for inpatient use

Most common indications for inpatient use

Inpatient use

PACU Utilization

PACU PACU practice is highly nurse-driven Many orders for pain medications are written, and it is left to the nurse to determine which agents are utilized, and in what order.

PACU pain control and IV acetaminophen

First line for PACU pain control

Where IV acetaminophen fits especially well
Patients who are at-risk for opioid-induced side effects
Elderly
Obese
Dementia
Concomitant administration of other sedatives
Patients who have a history of experiencing opioid
adverse effects
Post-operative nausea and vomiting
Opioid-induced delirium

Additional considerations potentially affecting IV acetaminophen utilization Improving patient satisfaction Reimbursement Competition Patient safety Reducing preventable harm = Cost savings

What’s next?
Reducing needless variability in care for patients
experiencing pain across the medical center
Using evidence-based data to create better pain
control algorithms
Measuring clinical benefit from reduced opioid
utilization
Side effects
Patient satisfaction

Closing Remarks Theodore R. Schroeder President and Chief Executive Officer Cadence Pharmaceuticals

Par IV litigation update:
settlement with Perrigo announced Nov. 28, 2012
Lawsuit against Perrigo / Paddock to be dismissed with prejudice
Exclusive right of first refusal granted to Perrigo to negotiate an authorized generic agreement with Cadence for the U.S.
Non-exclusive right granted to Perrigo to market generic IV
acetaminophen product under Perrigo’s ANDA, after Dec. 6, 2020, or earlier under certain circumstances.
– Perrigo would purchase the product exclusively from Cadence.
– Cadence would receive product costs plus administrative fee, and a royalty payment based on net profits from sales of the AG product
Other details are confidential, and the agreements are subject to FTC /
DOJ review
Litigation remains ongoing against Exela Pharma Sciences, LLC, Exela
PharmaSci, Inc. and Exela Holdings, Inc.